                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        March 25, 1997
                                                 -----------------------------



                       IMC HOME EQUITY LOAN TRUST 1997-1
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               (Exact Name of Registrant as Specified in Charter)

New York                          333-4911-01                 13-3902498
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(State or Other Jurisdiction     (Commission                (IRS Employer
    Of Incorporation)            File Number)              Identification No.)

c/o The Chase Manhattan Bank
Structured Finance Services
450 West 33rd Street, New York, NY                      10001-2697
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code
                                                   ------------------------

                                   No change
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.       Other Events
              On March 25, 1997 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of February, 1997 dated March 25, 1997 attached hereto as Exhibit 19 is hereby incorporated by reference.

              In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of February, 1997 and $134,150.50.




                                                                        Page 2

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Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits

19.    Trustee's Monthly Servicing Report for the month of February, 1997.


















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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              By:    IMC SECURITIES, INC.
                                     As Depositor

                              By:    /s/ Thomas G. Middleton
                                     ----------------------------
                                     Thomas G. Middleton
                                     President, Chief Operating Officer,
                                     Assistant Secretary and Director


                              By:    /s/ Stuart D. Marvin
                                     ----------------------------
                                     Stuart D. Marvin
                                     Chief Financial Officer




Dated:March 25, 1997




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                                 EXHIBIT INDEX



Exhibit No.   Description                                      Page No.

19.           Trustee's Monthly Servicing Report                  6
              for the Month of February, 1997.                 -------


















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